SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 21, 2005
                                                          --------------


                             Northwest Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


           United States                0-23817                   23-2900888
----------------------------      ---------------------      -------------------
(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)


                    301 Second Avenue
                    Warren, Pennsylvania                         16365
                    --------------------                         -----
        (Address of principal executive office)               (Zip code)


Registrant's telephone number, including area code:  (814) 726-2140
                                                     --------------



                                 Not Applicable
               ---------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02         Results of Operations and Financial Condition
                  ---------------------------------------------

                  On April 21, 2005, Northwest Bancorp, Inc. issued a press release disclosing third quarter fiscal year 2005 financial results. A copy of the press release is included as exhibit
                  99.1 to this report. The information included in Exhibit 99.1 is considered to be "furnished" under the Securities Exchange Act of 1934.


Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits

                           Exhibit No.        Description
                           -----------        -----------
                           99.1               Press release dated April 21, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                  NORTHWEST BANCORP, INC.


DATE:  April 21, 2005                          By: /s/ William W. Harvey, Jr.
       -----------------------------              ------------------------------
                                                  William W. Harvey, Jr.
                                                  Senior Vice President, Finance
                                                  and Chief Financial Officer